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                                                                     EXHIBIT 10r

                               SECOND AMENDMENT TO
                           PURCHASE AND SALE CONTRACT


         THIS SECOND AMENDMENT TO PURCHASE AND SALE CONTRACT (this "AMENDMENT") is made and executed effective as of February 14, 2002, by and between TOWER PLACE JOINT VENTURE ("SELLER") and TISANO REALTY, INC. ("BUYER").

         Buyer and Seller entered into that certain Purchase and Sale Contract dated effective as of January 2, 2002, as amended by the First Amendment to Purchase and Sale Contract dated effective as of February 14, 2002 between Buyer and Seller (said Purchase and Sale Contract, as amended to date, is herein called the "CONTRACT"). Buyer delivered to Seller notice to terminate the Contract on February 14, 2002. Buyer and Seller now desire to reinstate and further amend the Contract.

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Reinstatement and Ratification. Except as expressly provided otherwise in this Amendment, notwithstanding Buyer's prior termination of the Contract, the Contract shall be reinstated and shall continue in full force and effect in accordance with its terms.

         2. Extension of Financing Period. Article 7(c) of the Contract is hereby amended to provide that that the Financing Period shall expire at 5:00 p.m., CST on Friday, February 22, 2002, and the Closing Date shall be calculated from the end of the Financing Period as so extended.

         3. Defined Terms. Terms defined in the Contract shall have the same meaning when used in this Amendment.

         4. Counterparts. This Amendment may be executed in two or more identical counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

                             REMAINDER OF THIS PAGE
                            LEFT BLANK INTENTIONALLY


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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                          BUYER:

                          TISANO REALTY, INC., a Connecticut corporation

                          By:
                             ---------------------------------------------------
                          Name:
                               -------------------------------------------------
                          Title:
                                ------------------------------------------------



                          SELLER:

                          TOWER PLACE JOINT VENTURE, a
                          Texas joint venture

                          By:      Murray Income Properties I, Ltd., a
                                   Texas limited partnership

                                   By:  Murray Realty Investors VIII, Inc., a
                                        Texas corporation, General Partner

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------






                                SIGNATURE PAGE TO
                 SECOND AMENDMENT TO PURCHASE AND SALE CONTRACT